UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 27, 2007
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Form 8-K filed by the registrant on December 27, 2007 (the “Original Filing”) by filing as an exhibit hereto the amendment to the registrant’s partnership agreement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
Item 5.03 of the Original Filing is amended and restated as follows:
On December 27, 2007, the general partner of Enterprise Products Partners L.P. (the “Partnership”) amended the Partnership’s agreement of limited partnership in order to comply with the New York Stock Exchange’s eligibility rules regarding the Depository Trust Company’s Direct Registration System.
A copy of amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

3.1	First Amendment to Fifth Amended and Restated Partnership Agreement of Enterprise Products Partners L.P. dated as of December 27, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC,
its General Partner

Date: January 3, 2008	By:	/s/ Richard H. Bachmann
	Name:	Richard H. Bachmann
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit
Number	Description

3.1	First Amendment to the Fifth Amended and Restated Partnership Agreement of Enterprise Products Partners L.P. dated as of December 27, 2007.

3